Exhibit 10.9

SPARTA HEALTHCARE ACQUISITION CORP.
2537 Research Blvd., Suite 201

Fort Collins, CO 80526

[          ], 2021

SPARTA MANAGEMENT LLC
2537 Research Blvd., Suite 201

Fort Collins, CO 80526

Re: Administrative Services Agreement

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the date that securities of Sparta Healthcare Acquisition Corp. (the “Company”) are first listed on the Nasdaq Stock Exchange (the “Listing Date”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination (a “Business Combination”) or (ii) the Company’s liquidation (in each case as described in the Company’s registration statement on Form S-1 (the “Registration Statement”) for the initial public offering (the “IPO”)) (such earlier date hereinafter referred to as the “Termination Date”), Sparta Management LLC (“Sponsor”) shall make available to the Company certain office space, utilities, secretarial and administrative services as may be required by the Company from time to time, situated at 2537 Research Blvd., Suite 201, Fort Collins, CO 80526 (or any successor location). In exchange therefore, the Company shall pay Sponsor a sum equal to $10,000 per month, not to exceed $180,000 in the aggregate, commencing on the Listing Date and continuing monthly thereafter until the Termination Date. Sponsor agrees that payment of such amounts may be deferred, without interest, until the date of consummation by the Company of the initial Business Combination upon a determination by the Company’s audit committee that the Company lacks sufficient funds held outside the Trust Account (as defined below) to pay the Company’s actual or anticipated expenses in connection with the Company’s initial Business Combination. Sponsor hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established by the Company for the benefit of the Company’s public stockholders upon the consummation of the IPO as described in the Registration Statement ( “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company in connection with this letter agreement and will not seek recourse against the Trust Account for any reason whatsoever.

Very truly yours,

SPARTA HEALTHCARE ACQUISITION CORP.

By:
Name:	Michael K. Handley
Title:	President and Chief Executive Officer

AGREED TO AND ACCEPTED BY:

SPARTA MANAGEMENT LLC

By:
Name:	Michael K. Handley
Title:	Manager